UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2005


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                       000-106839             88-0492134
-------------------------------          -----------         -------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

           114 West Magnolia Street, Suite 400-142
                       Bellingham, WA                           98225
          ----------------------------------------           ----------
          (Address of principal executive offices)           (Zip Code)

                                  360-392-3902
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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              ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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         On June 23, 2005, Essential Innovations Technology Corp., through its subsidiary Essential Innovations Corporation, entered into a cooperative production agreement with WFI Industries Limited, a Canadian corporation ("WaterFurnace"), under which WaterFurnace will manufacture certain equipment bearing the Essential Innovations brand name. WaterFurnace develops and manufactures geothermal heating and cooling systems at its headquarters in Ft. Wayne, Indiana.

         Under the terms of the agreement, WaterFurnace will manufacture geothermal heating and cooling units for Essential Innovations, incorporating Essential Innovations' proprietary control systems, bearing Essential Innovations' brand name. Essential Innovations may then sell or install those units itself or through a network of dealers and distributors. WaterFurnace will also sell Essential Innovations its standard geothermal heating and cooling units bearing Essential Innovations' brand name without incorporating Essential Innovations' proprietary technology. In this case, Essential Innovations may use such units in its own development projects, but may not sell them through dealers and distributors. Essential Innovations has agreed that it will not purchase, use or install geothermal heating and cooling systems or products from any manufacturer other than WaterFurnace without WaterFurnace's consent so long as the agreement is in effect.

         The agreement is for an indefinite term and may be terminated by either party upon six months' notice following any breach of the agreement or upon 12 months' notice for any other reason.


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                       ITEM 7.01 REGULATION FD DISCLOSURE
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         On June 28, 2005, Essential Innovations Technology Corp. issued a public release, a copy of which is attached as Exhibit 99.01 and incorporated herein.

         The information included in Item 7.01 of this report on Form 8-K, including the exhibit, is furnished pursuant to Item 7 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                             ----------------------

         Certain statements in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, statements that do not describe historical facts and statements that include the words "believes," "anticipates," "expects," "plans," "intends," "designs" or similar language, as well as statements regarding consumer or marketplace acceptance of Essential Innovations' new or existing products; comments concerning marketing and consumer acceptance of proprietary products; the potential benefits of Essential Innovations' products; initiatives undertaken by the Essential Innovations' divisions; Essential Innovations' research, manufacturing and facilities expansion programs; and Essential Innovations' growth.

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

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                   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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      The following are filed as exhibits to this report:

    Exhibit
    Number                      Title of Document                    Location
------------  ------------------------------------------------------ -----------

   Item 10    Material Contracts
------------  ------------------------------------------------------ -----------
    10.23     Agreement between WFI Industries Ltd. (WaterFurnace)   This filing
              and Essential Innovations Corporation

   Item 99.    Other Exhibits
------------  ------------------------------------------------------ -----------
    99.01     Public Release dated June 28, 2005                     This filing


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
                                          Registrant


Dated:  June 28, 2005                     By    /s/ Jason McDiarmid
                                              --------------------------------
                                              Jason McDiarmid, President

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